absci

```
from absci import de_novo_model
model = de_novo_model.load_latest()
antigen = model.load_pdb("7olz.pdb",
chain="A")
antibodies = model.predict(antigen, N=300000)
```

```
from absci_library import codon_optimizer
library
= codon_optimizer.reverse_translate(library)
library.to_csv("covid-antibody-designs.csv")
library.to_wet_lab(assay="ACE")
```

```
from absci import lead_opt_model
lead_optimizer = lead_opt_model.load_latest()
library.naturalness =
lead_optimizer.naturalness(library)
lead_optimizer.optimize(library).to_wet_lab(as
say="SPR")
```

DRUG CREATION



CORPORATE PRESENTATION
SPRING 2025

```
from absci import genetic_algorithm; parameters=["maximize|binding_affinity:pH=7.5", "minimize|binding_affinity:pH=6.0",
"maximize|human_naturalness"]; library = genetic_algorithm.multiparametric_optimization(library, parameters, evolutions=100);
library.to_wet_lab(assays=["ACE", "SPR", "Bioassays"])
```

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

2C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Disclaimers Forward-Looking Statements Certain statements in this presentation that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” “predicts,” “advancing,” “aim,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding our strategy, our expectations regarding the clinical, therapeutic and market potential of product candidates discovered and developed through our platform; the potential advantages of our technology and the assets in our internal pipeline; our ability to achieve catalysts in our preclinical and clinical development programs, such as the initiation of IND-enabling studies and Phase 1 clinical development and the receipt of clinical data; the anticipated timing of such events; the expected evolution of our portfolio over time; guidance regarding cash, cash equivalents and our projected cash runway, our future operations, internal research and technological development activities, estimated speed and cost advantages of leveraging our AI drug creation platform; our expectations regarding the status and progress of our existing partnerships and our plans for potential new partnerships; our expected operational efficiencies, research and technology development collaboration efforts, growth plans, prospects, plans and objectives of management, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to the development of our technology as well as the assets in our internal pipeline, our ability to secure milestone payments and royalties, and our ability to effectively conduct research, drug discovery and development activities with respect to our internal programs and to collaborate with our partners or potential partners with respect to their research, drug discovery and development activities; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Market and Statistical Information This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. Trademark usage This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, ®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark ( ), the Unlimit with us mark ( ), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

absci

Absci is a data-first generative AI Drug Creation™ company

DIFFERENTIATED LAB-IN-A-LOOP: 'DATA TO TRAIN', 'AI TO CREATE', &'WET LAB TO VALIDATE' IN RAPID 6-WEEK CYCLES

LEADING AI MODELS WITH POTENTIAL TO ACCESS 'HARD-TO-DRUG' TARGETS AND UNLOCK NOVEL BIOLOGY

PLATFORM VALIDATED THROUGH INDUSTRY-LEADING PARTNERSHIPS INCLUDING WITH ASTRAZENECA, MERCK, NVIDIA, & AMD

INTERNAL PIPELINE OF POTENTIALLY 'BEST-IN-CLASS' & 'FIRST-IN-CLASS' ASSET PROGRAMS

- ABS-101: "Best-in-class" potential anti-TL1A antibody entering clinic 1H 2025
- ABS-201: nomination of drug candidate for androgenic alopecia addressing significant clinical and commercial opportunity
- ABS-301 & ABS-501: lead and candidate ID on novel and differentiated programs designed using AI

COPYRIGHT© 2025 ABSCI CORPORATION. ALL RIGHTS RESERVED.

absci | 3

Ingredients for Success

DATA ADVANTAGE

Proprietary ultra-high throughput data generation in 77,000+ ft^2 lab

Amassing high quality data at scale since 2020

LEADING AI MODELS

Leading *de novo* AI model for antibody design with proof-points in internal and partnered programs

COMPUTE AT SCALE

Compute at scale enabled by partnerships with AMD, NVIDIA & Oracle

'MULTILINGUAL' EXPERTISE

World-Class Cross-disciplinary discovery and AI team

>10 Drugs Approved under current leadership

Absci's leadership in AI *de novo* antibody design

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 4

Since 2020 Absci has been amassing **high-quality data at scale** for AI model training and validation

DATA TO TRAIN

Proprietary High throughput screening assays generate high-quality data for generative AI model training

AI TO CREATE

Advanced generative AI models create antibodies and next-gen biologics through *de novo* design and AI Lead Optimization

6 WEEK 'LAB IN A LOOP' CYCLES CONTINUOUSLY IMPROVE AI MODELS

WET LAB TO VALIDATE

77,000 Sqft+ lab to validate AI-generated designs

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 5

Leadership in AI *de novo* design of antibody-based therapeutics

DE NOVO ANTIBODY DESIGN

INPUT EMBEDDING → STRUCTURE PREDICTION (DIFFUSION)



. . . ARCPSIWKFPDEEGACQPC. . .

Antigen Structure/Sequence (Epitope)


HCDR1
HCDR2
HCDR3

- *de novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

AI LEAD OPTIMIZATION

EVQLSEVGA . . . → PROTEIN LANGUAGE MODELS →



- Co-optimization enables improvement of antibody attributes while maintaining developability
- Precise engineering of molecule pharmacology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 6

We use AI to create novel & differentiated therapeutics



- EPITOPE-SPECIFIC DESIGN + EPITOPE INTERFACE OPTIMIZATION
- ENHANCED POTENCY AND MOA
- ABILITY TO ADDRESS DIFFICULT TARGET CLASSES, E.G. GPCRS
- ENABLING FEATURES: MULTI-VALENCY, pH-DEPENDENT BINDING
- BROAD IP: 100S TO 10,000S OF FUNCTIONALLY VALIDATED SEQUENCES ENABLED BY PROPRIETARY WET-LAB VALIDATION

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 7

INTEGRATED DRUG CREATION PLATFORM™

Leveraging AI throughout the end-to-end drug discovery process



TARGET SELECTION
AI reverse immunology target discovery
ai
OR
Additional Target Selection approaches
AI-GUIDED DRUG CREATION
De novo antibody design
ai
AI-GUIDED LEAD OPTIMIZATION
Affinity & developability
ai
ai
Pharmacology engineering

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 8

Since publishing the first work in AI *de novo* antibody design, Absci has continued to rapidly progress and lead the field

2022

de novo Model v1
Absci was the first to design and validate novel antibodies using zero-shot generative AI in BioRxiv preprint

2023

de novo Model v2
Demonstrated *de novo* design model's broad applicability to multiple therapeutic antigens in Neurips publication

2024

de novo Model v3
Successfully designed high affinity binders to an epitope without known binder in Large Pharma partnership

2025

de novo Model v4 and continued development
Successfully *de novo* designed against previously "undruggable" target in HIV "Caldera" program in collaboration with Caltech

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 9

Platform Case Studies

DE NOVO ANTIBODY DESIGN

DE NOVO ANTIBODY DESIGN PROGRAM IN COLLABORATION WITH CALTECH FUNDED BY THE GATES FOUNDATION

VIEW THE FULL CASE STUDY

Caltech BILL & MELINDA GATES foundation



- **Goal:** create universally neutralizing HIV antibody by binding conserved epitope within "caldera" region of HIV gp120
- Absci's *de novo* design platform can successfully address difficult to drug target epitopes

AI LEAD OPTIMIZATION

AI LEAD OPTIMIZATION FOR PH SENSITIVITY WHICH MAY REDUCE TOXICITY AND/OR IMPROVE EFFICACY OF THERAPEUTIC mAbs

VIEW THE FULL CASE STUDY


Affinity
Developability
Function

Model searches a massive space of ~10^{19}, identifying functional and developable antibodies in one step.

- **Goal:** Co-optimize antibodies for pH sensitive binding to increase efficacy and reduce
- Absci's lead optimization platform enables molecules with differentiated pharmacology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 10

OUR PEOPLE

"Multilingual" team with expertise in AI and drug creation

LEADERSHIP TEAM



Sean McClain
Founder, CEO & Director



Andreas Busch, PHD
Chief Innovation Officer



Zach Jonasson, PHD
Chief Financial Officer & Chief Business Officer



Amaro Taylor-Weiner, PHD
SVP, Chief AI Officer



Shelby Walker, JD
Chief Legal Officer



Karin Wierinck
Chief People Officer



Christian Stegmann, PHD
SVP, Drug Creation



Christine Lemke, DVM
SVP, Portfolio & Growth Strategy



Penelope
Chief Morale Officer

BOARD OF DIRECTORS



Frans Van Houten
Chairman of the Board
Former CEO, Royal Phillips



Sean McClain
Founder, CEO & Board Director



Sir Mene Pangalos, PHD
Former EVP R&D AstraZeneca



Karen Mcginnis, CPA
Former Chief Accounting Officer, Illumina



Amrit Nagpal
Managing Director, Redmile Group



Dan Rabinovitsj
VP Hardware Engineering, Meta



Joseph Sirosh, PHD
Former CTO, Compass
VP, Amazon & Microsoft

SCIENTIFIC ADVISORY BOARD



Sir Mene Pangalos, PHD
Co-Chair SAB
Former EVP R&D AstraZeneca



Andreas Busch, PHD
Co-Chair SAB
Chief Innovation Officer



Ian McInnes, PHD
Vice Principal and Head of College University of Glasgow



Luis Diaz, MD
Head, Division of Solid Tumor Oncology Memorial Sloan Kettering Cancer Center



John Wherry, PHD
Director, Institute for Immunology & Immune Health, University of Pennsylvania



Victor Greiff, PHD
Associate Professor University of Oslo



Hubert Truebel, MD, PHD, MBA
Chief Medical Officer AiCuris

EXPERTISE & BACKGROUND FROM

OpenAI, Google, NVIDIA, Harvard University, Stanford University, MIT, Tesla, Takeda, X, AstraZeneca, Broad Institute, Bayer, Pfizer, Bristol Myers Squibb, Novo Nordisk, Philips, Shire, amazon, Meta, Microsoft, PathAI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners. Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

absci | 11

AI PIPELINE

Advancing and expanding our pipeline of novel & differentiated assets designed using AI



Lead
DC
IND*
Therapeutic area/target
Target
Lead ID
Candidate ID
IND-Enabling
Phase 1
INFL. Bowel Disease / TL1A
ABS-101
Androgenic Alopecia / PRLR
ABS-201
Immuno-oncology / Undisclosed
ABS-301
Oncology / HER2
ABS-501
3 New Early Discovery Programs
*or equivalent ex-US filing

KEY HIGHLIGHTS

ABS-101

FiH in 1H25 and Ph1 Interim data readout 2H25. New preclinical data support potentially superior immunogenicity profile.

ABS-201

Category defining PRLR antibody for androgenic alopecia. IND-enabling activities initiated, with potential to be first in U.S market.

ABS-301

Potential first-in-class asset with target validation and initial preclinical efficacy readouts in 1H25.

ABS-501

Candidate ID phase for novel HER2 program designed using *de novo* AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 12

PARTNERSHIPS

Driving Growth Through Industry-Leading Collaborations

AI Drug Creation™ Partnerships

AstraZeneca | almirall | MERCK
OWKIN | TWIST BIOSCIENCE | precisionlife
Memorial Sloan Kettering Cancer Center | UCLA | Caltech

→

- 25+ PARTNERED PROGRAMS
- 4 NAMED INTERNAL PROGRAMS
- ADDITIONAL PROGRAMS IN EARLY DEVELOPMENT

Data & compute collaborations

AMD | ORACLE | NVIDIA
Aster Insights™ | Saint John's Health Center Providence | UNIVERSITY OF OXFORD

→

- SCALING COMPUTE
- IMPROVING MODELS
- INCREASING EFFICIENCIES

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 13

CATALYSTS

Leading AI platform driving numerous near-term value inflection points

4Q 2024

ABS-201
IND-enabling activities initiated

1H 2025

ABS-101
Ph 1 double-blind, placebo-controlled Clinical Trial initiation

1H 2025

ABS-301
Immuno-oncology Development Candidate

2H 2025

ABS-101
Phase 1 Interim Data Readout

2025

Partnerships:
- New partnerships including Large Pharma
- Milestones on current partnerships
- Potential internal asset transaction

1H 2026

ABS-101
Ph1b/2a Clinical Trial Initiation

ABS-201
Ph1 Trial Initiation with opportunity for rapid PoC



COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 14

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

Development Candidate for PRLR (prolactin receptor) nominated early December 2024

IND-enabling activities initiated

Discovery of next assets

ABS-301

Progress of first-in-class asset with target validation readout in 1H 2025

NEW: ABS-501

Nomination of a potential best-in-class HER2 asset

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 15

ABS-101 TL1A

Potential best-in-class TL1A mAb designed using generative AI


ABS-101 designed to achieve competitive therapeutic properties and potential for clinical differentiation

- Higher affinity and potency
- Bind monomer and trimer TL1A
- High bioavailability
- Expected low immunogenicity
- Favorable developability
- High convenience based on half-life extension and sub-Q dosing

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 16

ABS-101 TL1A DATA HIGHLIGHTS

Clinically Validated Mechanism of Action in Large Underserved Market

TL1A: DR3 SIGNALING CLINICALLY SHOWN TO INDUCE PRO-INFLAMMATORY RESPONSES[1]


DC
MΦ
Membrane
TL1A
DR3
T-Cell
Soluble
TL1A
DR3
Signaling
Signaling
Inflammation
Fibrosis

[1] Adapted from Takedatsu 2008 doi: 10.1053/j.gastro.2008.04.037

POTENTIAL RELEVANCE IN WIDE RANGE OF AUTOIMMUNE INDICATIONS


5M Global Inflammatory
Bowel Disease (IBD)
Prevalence²
Significant market
opportunities beyond
Inflammatory Bowel Disease
0.8- 3M U.S. Inflammatory
Bowel Disease
Prevalence³
$22B+ Global Market⁴
$4.5B for TL1A

[2] Wang 2023 http://dx.doi.org/10.1136/bmjopen-2022-065186
[3] Dahlhamer, James M., et al. "Prevalence of inflammatory bowel disease among adults aged≥ 18 years—United States, 2015." Morbidity and mortality weekly report 65.42 (2016): 1166-1169.
[4] Evaluate Pharma Oct 2023.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 17

ABS-101, TL1A

AI platform designed advanced leads with high affinity and superior potency

HIGH AFFINITY MABS WITH BINDING TO BOTH THE TL1A MONOMER AND TRIMER


Increasing affinity
ABS-101
TEV-48574#
(Sanofi)
Weak
monomer
binding
RVT-3101#
(Roche)
MK-7240#
(Merck)
Increasing affinity
Trimer Binding (pM)
1
10
100
1000
No Monomer
Binding
1000
100
10
1
Monomer Binding (pM)

AFFINITY BY BIOLAYER INTERFEROMETRY (BLI)

AI-OPTIMIZED LOW pM AFFINITY TRANSLATES TO SUPERIOR OR EQUIVALENT POTENCY

APOPTOSIS INHIBITION ASSAY IN TF-1 CELLS


IC50 (nM)
12
10
8
6
4
2
0
ABS-101
RVT-3101#
(Roche)
MK-7240#
(Merck)
Increasing potency

#Estimated performance of a putative clinical competitor molecule

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 18

ABS-101, TL1A

ABS-101 and MK-7240 show reduced TL1A complex internalization than RVT-3101


ABS-101
MK-7240
RVT-3101
mAb only
mAb-TL1A complex
10x
63x
20 μm

MAB:TL1 COMPLEX INTERNALIZATION IN THP-1 CELLS


Corrected Total Cell Fluorescence (CTCF)
800000
600000
400000
200000
0
**
ns
**
ABS-101#
MK-7240# (Merck)
RVT-3101# (Roche)
ABS-101#
MK-7240#
RVT-3101#
**p<0.001, Mann-Whitney test

- **Internalization of mAb:TL1A complexes potentially contributes to immune activation and formation of ADA**

Reference, doi: 10.1053/j.gastro.2019.08.009

Estimated performance of a putative clinical competitor molecule

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 19

20C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Latest Non-Human Primates & CMC data confirm compelling ABS-101 competitive profile A B S - 1 0 1 , T L 1 A 2-3x extended half-life in NHPs over clinical competitors to support Q8W-Q12W dosing interval ABS-101 shows enhanced biodistribution in NHPs, compared to antibodies in clinical development based on in silico modelling Optimal developability profile allowed successful development of high-concentration formulation at 200mg/mL suitable for subcutaneous injection C M C - H I G H C O N C E N T R A T I O N F O R M U L A T I O N 2 - 3 X L O N G E R H A L F - L I F E I N N H P s C O M P A R E D T O C L I N I C A L C O M P E T I T O R S m A b se ru m c on c (µ g/ m l) Time (days) 0 10 20 30 40 50 60 10¹ 10² 10³ ABS-101 MK-7240 RVT-3101 Preliminary 13-week GLP-tox shows no treatment- related adverse findings during in-life phase and necropsy; histopathology pending High subcutaneous bioavailability in NHPs at ~80% N H P - P K & P R E L I M I N A R Y 1 3 - W E E K N H P G L P - T O X

ABS-101 TL1A

Latest NHP data confirm compelling profile and target engagement

TARGET ENGAGEMENT OVER TIME PROFILE
(TOTAL sTL1A AFTER SINGLE DOSE)


1000
100
10
1
0.1
sTL1A ng/ml
0
10
20
30
40
50
60
days
ABS-101 12mg/kg s.c.
ABS-101 60mg/kg s.c.
ABS-101 60mg/kg i.v.
ABS-101 300mg/kg s.c.
RVT-3101 60 mg/kg s.c.
MK-7240 60 mg/kg s.c.

Non-Human Primates (NHP) single dose PK/PD study highlights:

- Confirmatory target engagement
- Dose dependency of target engagement including ceiling effect
- Significant improved target engagement vs. competitor molecules at comparative dosing regimen

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 21

ABS-101, TL1A

AI-designed for potentially optimal therapeutic profile

ATTRIBUTE	ABS-101	MK-7240 (MERCK, PROMETHEUS)	RVT-3101 (ROCHE, ROIVANT)	TEV-48574 (SANOFI, TEVA)
High affinity/potency	++	–	+	+
Trimer TL1A binding	++	+	+	++
Monomer TL1A binding	++	+	–	–
Low Immunogenicity potential	+	+	–	NA
Bioavailability/ Biodistribution	++	+	–	NA
Sub-Q injection	+	+	+	–
Q8W to once quarterly dosing	++	–	–	– –

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 22

23C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Continued progress with FiH expected in 2025 A B S - 1 0 1 T L 1 A AI-designed Development Candidate ü High affinity ü High potency ü Long half-life ü Favorable manufacturability 1 Q 2 0 2 4 I N I T I A T E D F E B 2 0 2 4 1 H 2 0 2 5 IND-enabling studies to evaluate: ü GMP manufacture of sub-Q formulation at high concentration ü Favorable PK and long half-life ü High Bioavailability in NHPs • Low ADA ü 13-week GLP tox: No treatment- related adverse findings during in-life phase and necropsy observed. Histopathology pending Phase 1 double-blind, placebo-controlled trial initiation Phase 1 interim data readout 2 H 2 0 2 5

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

Development Candidate for PRLR (prolactin receptor) nominated 12/2024

IND-enabling activities initiated

Discovery of next assets

ABS-301

Progress of first-in-class asset with target validation readout in 1H 2025

NEW: ABS-501

Nomination of a potential best-in-class HER2 asset

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 24

ABS-201 has the potential to unlock a wholly new category of therapy in hair "re-growth"

CLINICAL AND COMMERCIAL UNMET NEED

- Significant unmet clinical need for androgenic alopecia
- Large market: 80-90M patients in U.S., which is a highly motivated patient population

SCIENTIFIC RATIONALE

- Highly validated target (efficacy & safety) for treatment of androgenic alopecia
- Supportive pharmacological profile of ABS-201

DEVELOPMENT PATH

- Straightforward clinical development path with option for early Proof of Concept
- Low competition, potentially first to U.S. market

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 25

ABS-201

Significant underserved patient population looking for therapeutic innovation

80 - 90 MILLION AMERICANS LIVE WITH ANDROGENIC ALOPECIA





MALE ANDROGENIC ALPOPECIA

- ~50M men in the U.S.
- Only 2 FDA approved therapies

FEMALE ANDROGENIC ALOPECIA

- ~30M women in U.S.
- Only 1 FDA approved therapy for women

- **Growing patient population with limited therapeutic options and side-effect concerns**
- **Last FDA approved therapy for androgenic alopecia was in the 1990s**
- **Patients and clinicians need better treatment options for "hair re-growth"**
  - Hair re-growth, not just slowing of hair loss
  - Safe and minimal side effects
  - Durable effect
  - Convenient administration frequency
  - FDA approved

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 26

ABS-201

Prolactin Receptor inhibition MOA: stimulation of anagen hair growth phase

Proposed impact of ABS-201 on Hair Cycle Stages



Catagen
↑↑ Apoptosis & Regression
PRLR
Anagen
Active Growth & New Hair
Telogen
Resting Phase
Hair falls out
ABS-201
Catagen
Apoptosis & Regression
PRLR
Anagen
↑↑ Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out

ABS-201 has the potential to:

- Shift the balance in hair cycle stage towards anagen phase[1,2] with:
  - active and new hair growth
  - prevention of telogen effluvium
- Promote a long-lasting effect after treatment cessation
- Prevent prolactin mediated telogen effluvium[1,2]
- Restore hair pigmentation[2]

[1] doi: 10.1016/S0002-9440(10)64295-2
[2] doi: 10.2353/ajpath.2006.050468

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 27

ABS-201

Prolactin induces catagen-like phase in cultured human hair follicles

Prolactin-drives hair follicle regression in human *ex vivo* culture


Anagen VI
Catagen III
HS
IRS
M
DP
IRS
HS
ORS
MK
DP
Vehicle
400 ng/ml prolactin

Prolactin prematurely induces a catagen-like stage in organ-cultured human hair follicles[1] characterized by:

- Condensed shape of the dermal papilla
- Diminishment of the hair matrix volume
- Inhibition of hair shaft elongation
- Apparent cessation of pigmentation

Human genetic evidence suggests no safety liabilities targeting PRLR[2]

[1] doi: 10.2353/ajpath.2006.050468
[2] doi: 10.1056/NEJMoa1805171

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 28

ABS-201

PRLR Inhibition anticipated to be safe and well tolerated, as supported by Human Genetics data

Female compound heterozygous PRLR loss-of-function carrier lacks complete PRLR signaling


I
NV–P269L
NV–R171Ter
II
ND
P269L–R171Ter
NV–NV
NV–NV
NV = Nonvariant
ND = Not determined
III
ND
ND
PRLR Variants
R171Ter
R171Ter
P269L
P269L

A 35-year-old woman with postpartum agalactia and hyperprolactinemia, otherwise in **good health**, with no apparent impact on fertility and completely normal serum electrolytes and hormone levels (except PRL).

Kobayashi, 2018 NEJM

Family with dominant negative PRLR loss-of-function mutation leads to hypo-prolactenemia and reduced PRLR signaling


TGCCGA
TGCCGA
T
TGCCGA
T
TGCCGA
T
203LRRDSHKIDNYLKLLKCRIIHNNNC227

In a study of two generation of women, all women had postpartum agalactia and hypoprolactinemia, otherwise in **good health**, normal breast development, no hemorrhage or hypotension at time of deliveries, and no reported abnormalities of other hypothalamic-pituitary axes

Moriwaki, 2021 JCEM

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 29

Translational Model validates PRLR Target

TOP HEAD VIEW OF STUMPTAILED MACAQUE'S SHOWING PHENOTYPIC CHANGE OVER TIME



Treatment
Post-treatment
Baseline
12 weeks
28 weeks
6 months
2 years
4 years
Male
Female

40mg/kg s.c. Q2W for 28 weeks

Disclosure from competitor

Treatment with an anti-PRLR mAb promotes and sustains long-term hair growth in NHP

- Hair density & thickness improved with short treatment duration in primate model of androgenic alopecia
- Hair growth remains several years post cessation
- Hair regrowth observed for both male and female animals

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absci | 30

ABS-201

ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


Untreated (n=11)
Isotype (n=11)
Minoxidil 5% (n=11)
ABS-201 30mg/kg (n=11)
ABS-201 60mg/kg (n=10)

Administration: mAbs i.p. biweekly; Minoxidil topical daily


Hair Growth Score
Score (0-3)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Study Day #
*
***
***
***
Error bars= SEM
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

ABS-201 vs minoxidil/untreated/isotype **p<0.05; ***p<0.0001 - 2way ANOVA

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absci | 31

BENCH TO BEDSIDE

Straightforward path for ABS-201 clinical development

CLINICAL TRIALS FOR HAIR TREATMENTS ARE STRAIGHTFORWARD

- Ease of patient recruitment
- High level of KOL Interest
- Ability to conduct multi-center trials
- Non-invasive trial conduct



WELL DEFINED ENDPOINTS WITH VALIDATED MEASURES

Primary Endpoints: Quantitative measurements with follicular dermatoscope (trichoscopy)

- Terminal Hair Growth
- Total Hair Count
- Total hair density (per cm2)

Secondary Endpoints:

- Patient Reported Outcomes as measured by validated scales accepted by the FDA (HairDex; Hair Specific Skindex-29 (FPHL); The Men's Hair Growth Questionnaire (MHGQ)); Women's Hair Growth Questionnaire (WHGQ)
- Re-pigmentation


Right Temporal
Center Vertex
Lower Occipital
134
133
166
154
141
173

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absci | 32

ABS-201 represents a significant untapped new market opportunity

UNLOCKS WHOLLY NEW CATEGORY OF THERAPY

- Lack of innovation and effective treatments in the hair loss space
- Hair is long considered the last frontier of medical aesthetics market

STRONG WILLINGNESS TO SELF-PAY ACROSS DEMOGRAPHICS

- Consumers across income levels invest in aesthetic treatments, driving steady demand.

$14B+ MARKET WITH SIGNIFICANT UPSIDE POTENTIAL

- Potential 2-3X larger depending on clinical profile and additional indications such as hair re-pigmentation

Source: BCG

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absci | 33

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

Development Candidate for PRLR (prolactin receptor) nominated early December 2024

IND-enabling activities initiated

Discovery of next assets

ABS-301

Progress of first-in-class asset with target validation readout in 1H 2025

NEW: ABS-501

Nomination of a potential best-in-class HER2 asset

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 34

35C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . The presence of TLS is associated with longer progression-free survival and better response to immune checkpoint inhibitors2,3. Rapidly growing evidence illustrates correlation between TLS-derived antibodies in the tumor microenvironment and positive clinical outcomes2. TLS-derived antibodies have been shown to be associated with apoptosis of cancer cells in patients2. Tertiary lymphoid structures (TLS) are centers of immune activity, such as B-cell proliferation and antibody production, that develop in chronically inflamed tissues1. Antibodies from TLS are specialized for local antigens and play a significant role in the progression of chronic diseases and cancer, setting them apart from the general population of antibodies in the peripheral blood2. 100 75 50 25 10 15 20 0 0 5 High Ig Staining Low Ig Staining Pr og re ss io n- fr ee ( % ) Time (months) P= 0.019 Tertiary Lymphoid Structures (TLS): The focus of Absci’s Reverse Immunology approach T A R G E T D I S C O V E R Y 1 doi: 10.3389/fimmu.2018.01952 2 doi: 10.1016/j.immuni.2022.02.001 3 doi: 10.1038/s41586-019-1922-8

ABS-301 | Reverse Immunology platform identifies the antigens targeted by endogenous antibodies produced in tumor lymphoid structures, TLS


Samples collected from patients with high expression of TLS markers
Immunoglobulin reads from RNAseq data
LIGHT CHAINS
HEAVY CHAINS
Assembled Ig chain sequences
Computationally reconstructed antibodies
Antibody expression
Target identification using high throughput proteomics
Target antigen confirmed through SPR or BLI
Fully human antibody and target antigen identified

Reference, doi: 10.1101/2021.02.06.430058

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absci | 36

37C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . A B S - 3 0 1 r e s c u e s p r o - i n f l a m m a t o r y s i g n a l i n g t h r o u g h i n h i b i t i o n o f i m m u n o s u p p r e s s i v e c y t o k i n e A B S - 3 0 1 | A patient-derived antibody discovered by reverse immunology blocks an immunosuppressive cytokine Restoring signaling by blocking immunosuppressive cytokine which may promote immune-mediated tumor cell killing Target cytokine is suggested to maintain an immunosuppressive environment through signaling inhibition Re ce pt or s ig na llin g (O D 6 20 nm , A U ) ABS-301 Isotype control Isotype control Concentration (M) Immunosuppressive Activator Immune-mediated tumor killing activation Cytokine: T a r g e t b i o l o g y a n d p r o p o s e d A B S - 3 0 1 m e c h a n i s m o f a c t i o n

ABS-301

In vivo Target Validation: Pathway Activation Drives Potent Anti-Tumor Response



TUMOR GROWTH MOUSE MODEL
Parental cell line
Expression of Activator
Tumor Volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
25
Days Post Inoculation

Key Findings:

- Activation of the ABS-301-targeted pro-inflammatory pathway triggers a robust anti-tumor immune response.

Study Overview:

- Mouse melanoma cells were genetically modified to activate the ABS-301-targeted pro-inflammatory pathway via Activator expression.
- Tumor progression was assessed in immunocompetent mice injected with either engineered cells or unmodified parental cells.

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absci | 38

ABS-301

Expression of ABS-301's target suggests broad potential in squamous cell carcinomas


Vulvar Squamous Cell Carcinoma | n = 131
Esophageal Squamous Cell Carcinoma | n = 475
Gastric Cardia Squamous Cell Carcinoma | n = 21
Skin Squamous Cell Carcinoma | n = 175
Bladder Squamous Cell Carcinoma | n = 74
Endometrial Squamous Cell Carcinoma | n = 12
Head and Neck Squamous Cell Carcinoma | n = 2736
Vaginal Squamous Cell Carcinoma, NOS | n = 26
Squamous Cell Carcinoma of the Penis | n = 38
Lung Squamous Cell Carcinoma | n = 3550
Cervical Squamous Cell Carcinoma | n = 510
Anal Canal Squamous Cell Carcinoma | n = 390
Colorectal Squamous Cell Carcinoma | n = 62
Squamous Cell Carcinoma of Unknown Primary | n = 70
Salivary Gland Squamous Cell Carcinoma | n = 40
Thymic Squamous Cell Carcinoma | n = 23
0.0
2.5
5.0
7.5
ABS-301 target expression
log2(TPM+1)

Distribution of ABS-301 target expression across squamous cell carcinoma cohorts.

Values shown are log2(TPM+1) normalized. Multiple biopsies from a patient are included in the analysis.
Source: Tempus

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absci | 39

ABS-301 | Expression in Lung Squamous Cell Carcinoma (LUSC): no change with treatment and strong negative correlation with CD8+ T cell infiltration

Sustained target expression in LUSC



Wilcoxon, p = 0.037
ABS-301 target expression (log2(TPM+1))
6
4
2
0
1.48
1.25
n = 403
n = 135
Pre-treatment
Post-treatment

Source: Tempus

In LUSC, univariate analysis of ABS-301 expression indicate only a minor change in expression between pre- and post-treatment suggesting opportunity for combination therapy.

CD8+ Infiltration negatively correlated with target expression in LUSC



T cell CD8+_CIBERSORT-ABS
T cell regulatory (Tregs)_CIBERSORT
Rho = -0.295
p = 4.88e-11
Rho = -0.023
p = 6.18e-01
ABS-301 expression level (log2 TPM)
6
4
2
0
0.0
0.1
0.2
0.025
0.050
0.075
0.100
Infiltration Level
Infiltration Level

Source: TCGA

ABS-301 target expression shows a strong negative correlation with CD8+ T cell infiltration with a minimal effect on Treg infiltration supporting immunosuppressive activity of target *in vivo*.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 40

41C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . ABS-301 | Broad potential in immuno-oncology Based on literature and potential competitive molecules, the following indications could be of interest: *dependent on stage of diagnosis References provided in appendix Indication US Prevalence Estimated 5-year survival rate* US Sales in 2030 NSCLC Calculated: ~202K in 2023 28% $27B SCC 30% of NSCLC cases Calculated: ~61K 24% Calculated Sales: $8.1B Head and Neck SCC ~54K in 2022 68.5% Calculated Sales: $2.3B Esophageal Cancer ~21K in 2022 20% $1.5B SCC ~20% of cases Calculated: ~4.2K Calculated Sales: $0.3B Cervical Cancer ~14K in 2023 $0.6B SCC 90% of cases Calculated: ~13K 67% Calculated Sales: $0.6B Skin Cancer, non-melanoma Incidence = ~3,300K 95-100% $1.0B SSC Incidence = ~700K 95% Calculated Sales: $0.2B

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

Development Candidate for PRLR (prolactin receptor) nominated early December 2024

IND-enabling activities initiated

Discovery of next assets

ABS-301

Progress of first-in-class asset with target validation readout in 1H 2025

NEW: ABS-501

Nomination of a potential best-in-class HER2 asset

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 42

ABS-501, HER2 | Deploying *de novo* AI model on HER2 led to discovery of antibodies displaying molecular interactions distinct from trastuzumab

Zero shot *de novo* AI discovery on HER2


Epitope of interest
ai
Hits
Leads

- Hits with edit distance of up to 12 amino acids in HCDR3 region (13 aa, search space of 20^{13}) were screened
- Selected 50 hits with <10 nM affinity were expressed as mAbs for binding affinity determination
- Top 11 antibodies were characterized *in vitro* and 3 leads evaluated *in vivo*

bioRxiv 2023.01.08.523187; doi: https://doi.org/10.1101/2023.01.08.523187

AI-designed antibodies: same epitope, different HER2 contact preferences

Variant #	Edit distance	K_D (nM)	Epitope mapping view	Loop 581-590
Trastuzumab	0	1.07		
1	7	4.16		
3	7	9.75		
4	2	6.66		

- Not critical
- Partial
- Critical

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absci | 43

44C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Luciferase signal driven by NFAT transcription factor positively correlates to ADCC activation against JIMT-1 ABS-501, HER2 | AI-designed antibodies demonstrate measurable enhancement of ADCC activity compared to trastuzumab ADCC assay principle Trastuzumab Variant 1 Variant 3 Variant 4 EC50 (nM) 0.062 0.056 0.028 0.040 R squared 0.93 0.97 0.97 0.95 P value N/A Not significant <0.0001 0.0015 0 .0001 0 .001 0 .01 0 .1 1 10 100 0 2000 4000 6000 A n t ib o d y , [ n M ] Lu m in es ce nc e, A U Trastuzum ab V a r ia n t 1 V a r ia n t 3 V a r ia n t 4 Iso y p e c o n t r o l JIMT-1 Jurkat cell

45C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . ABS-501, HER2 | AI-designed antibodies suppress growth of trastuzumab-sensitive & resistant HER2+ breast tumors Partial Critical Not critical Trastuzumab WT Variant 1 Variant 3 Variant 4 Mouse xenograft model using EFM192A (HER2+ BC; Tz sensitive) Mouse xenograft model using JIMT-1 (HER2-amp BC; Tz resistant) Trastuzumab-sensitive EFM192A and MDA-MB-361 tumors respond to both trastuzumab (Tz) & AI-designed antibodies Xenograft studies conducted by Dr. Dennis Slamon’s team at UCLA Isotype control Trastuzumab Variant 1 Variant 3 Variant 4 ! "! #! $! ! #!! %!! &!! D() *+ , -. /0 -1 +, 2/ 3, , $ 4 ! "! #! $! %! &! ! #!! %!! D!! (!! "!!! "#!! )*+ ,- . /0 12 /3 -. 41 5. . $ 6 *** ****** *** *** Mouse xenograft model using MDA-MB-361 (HER2+ BC; Tz sensitive) ! "! #! $! ! #!! %!! &!! D!! "!!! ()* +, - ./ 01 .2 ,- 30 4- - $ 5 *** *** ****** 2-way ANOVA ** P<0.001 and ***P<0.0001 vs isotype control JIMT-1 tumors are trastuzumab resistant but sensitive to variants 3 and 4 **

ABS-501, HER2 | AI-designed variants create opportunities to address unmet medical need

Currently exploring breast cancer as opportunity: alternative to or post Enhertu®

- Despite Enhertu's good efficacy, leading oncologists are only moderately satisfied due to toxicity (e.g. interstitial lung disease); less toxic therapy and effective treatment post-Enhertu are key unmet needs.

> *"Post-Enhertu is really where the action is right now in the field. I think the first company that comes up with something that has significant benefit in Enhertu progressive disease is going to win." – KOL*

Multiple paths possible for therapeutic development:

- Modality switch or combination opportunities under consideration to address unmet medical needs



Later-line treatment regimens for HER2-positive cancer:
- Monotherapy
- Combination therapy with targeted small molecules



Enhancing efficacy and expanding indications (e.g. Enhertu resistance):
- Antibody-drug conjugates (ADCs)
- Multi-specific antibodies

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absci | 46

Leading AI models to create novel & differentiated therapeutics



ADDRESS COMPLEX AND PREVIOUSLY "HARD TO DRUG" TARGETS

- Bind Specific extracellular domains
- Target Specific conformations
- Address difficult target classes e.g. GPCRs

INTRODUCE PRECISE CONTROL OVER ANTIBODY DESIGN

- "Smart" biologics
- Enhanced Potency & MOA
- Engineer selectivity, minimizing off target toxicity
- Agonism vs. Antagonism

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absci | 47

Leadership in AI *de novo* design of antibody-based therapeutics

DE NOVO ANTIBODY DESIGN



INPUT EMBEDDING
STRUCTURE PREDICTION (DIFFUSION)
HCDR1
HCDR2
HCDR3
Antigen Structure/Sequence (Epitope)

- *de novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

AI LEAD OPTIMIZATION



PROTEIN LANGUAGE MODELS
EVQLSEVGA . . .

- Co-optimization enables improvement of antibody attributes while maintaining developability
- Precise engineering of molecule pharmacology

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absci | 48

Our AI platforms are enabled by our 6-week 'lab-in-the loop' active learning cycles

AI PLATFORMS

***DE NOVO* ANTIBODY DESIGN**

***de novo* design of epitope-specific antibodies** against targets without requiring a known binder

LEAD OPTIMIZATION

AI guided lead optimization enables tunable pharmacology



LAB-IN-THE-LOOP


Wet Lab data improve models
AI Platform designs antibodies
Wet Lab confirms AI-designed antibodies maintain drug-like properties ai™

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absci | 49

DE NOVO ANTIBODY DESIGN

AbsciDesign comprises two categories of AI models for *de novo* antibody design

AbsciGen:
antibody<>antigen complex structure and sequence design



Design 1
HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

.
.
.

Design N
HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

AbsciBind:
antibody design scoring and filtering


Antigen
AbsciGen
AbsciBind

AbsciBind
Low Rank

RMSD = 5.3 Å
Confidence = 0.64

AbsciBind
High Rank

RMSD = 2.3 Å
Confidence = 0.95

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absci | 50

The AbsciDesign AI platform delivers *de novo* antibodies via an end-to-end design-validation workflow

STEP 1.
Define design parameters



...ARCPSIWKFPDEEGACQPC...

Antigen Structure/Sequence (Epitope)

HFWR1: EVQLE.........GSLSCAAS
HFWR2: IHWVR.......LEWVAR
HFWR3: RYRF.........SLEDTAVYYC
HFWR4: WGQGTLVTVSS

LFWR1: DIQMT...RVTITCRAS
LFWR2: VAWYQ...KLLIY
LFWR3: FLLQPE....DFATYYC
LFWR4: FGQGTKVEIK

Heavy/Light Framework Sequences

STEP 2.
Fine-tune and deploy AbsciGen and AbsciBind to generate hundreds of thousands of variants and filter to a subset that are likely binders


HCDR1
HCDR2
HCDR3

Design 1
HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY
LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

⋮

Design N
HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY
LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

Heavy/Light CDR Sequences



STEP 3.
Wet lab screening and model performance validation


Cloning
Surface Plasmon Resonance
Expression
Sequencing

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absci | 51

CASE STUDY

de novo design of an antibody that binds the Caldera region of HIV-1 trimer

Caltech absci BILL & MELINDA GATES foundation



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absci | 52

DE NOVO DESIGN

de novo design antibody that binds to the highly conserved caldera region of HIV gp120

- No natural or synthetic antibody for HIV exists today because immune system cannot derive an antibody that is universally neutralizing against HIV
- Design challenge: create universally neutralizing HIV antibody by binding unique and conserved epitope within "caldera" of open conformation of gp120 to prevent HIV from entering host cells
- Numerous attempts to target this epitope have failed-previous efforts have identified antibodies, but none bind the "caldera" and none are universally neutralizing.

HIV gp120 trimer (open)


Caldera
17b epitope
Variant
Conserved

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absci | 53

DE NOVO DESIGN

HIV-Caldera: Determine inputs and design

HIV Env Trimer Challenge :

- Highly glycosylated
- Extremely high sequence diversity among isolates
- High mutation rate at common neutralizing epitopes

Model inputs:

1. Antigen structure
2. Framework of 17b
3. Epitope selected conserved across HIV strains (Clades A, B, and C)

Design of CDRs:

- Condition the model to design long HCDR3s to reach into open caldera region (>20 residues)
- Designed HCDR2 and LCDR3 to bind to HIV surface

HIV Env trimer (open)



LCDR1
LCDR3
HCDR3

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absci | 54

DE NOVO DESIGN

4 best structures selected from 10,000+ structures generated by *de novo* model


Light
Heavy
17b
Structure S1 HCDR3
Structure S4 HCDR3
Structure S3 HCDR3
Structure S2 HCDR3

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absci | 55

DE NOVO DESIGN

Applied molecular dynamics simulation to *de novo* designed antibodies



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absci | 56

DE NOVO DESIGN

Enriched *de novo* library binds open, not closed, Env trimer conformation in YSD


Clade A Env trimer
Clade B Env trimer
Closed
Open
Closed
Open
61.5%
0.4%
38.1%
0.0%
41.4%
19.5%
39.0%
0.1%
61.2%
0.7%
38.1%
0.0%
45.9%
14.9%
39.1%
0.1%
HA tag
Antigen

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absci | 57

58C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . SPR data demonstrate binding characteristics consistent with binding of caldera D E N O V O D E S I G N

DE NOVO DESIGN

HIV-Caldera: SPR demonstrates no binding of *de novo* designs to GP120 monomer


Sample
BG505 - GP120
B41 - GP120
ZM197M - GP120
17b IgG
ASN3013
ASN3014
ASN3015
ASN3016
Response (RU)
Time (s)

Hypothesis:

If the designed mAbs are binding to the caldera region we should not observe binding to monomeric GP120 since the caldera is only present in the Env trimer

Key results:

- ✓ 17b showed high affinity binding to monomeric GP120 as expected
- ✓ Absci mAbs showed no binding to monomeric GP120, suggesting these binders are targeting an epitope that is only present in the Env trimer

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absci | 59

HIV DE NOVO DESIGN

HIV-Caldera: demonstrating AI *de novo* design for challenging target



SUMMARY

- *de novo* design model created a novel and diverse antibody which binds multiple clades of HIV indicating successful targeting of the caldera epitope
- Screening cascade enabled selection of differentially binding variants

NEXT STEPS

- Binders from this study will be selected for affinity maturation
- Structure of *de novo* binder and epitope specificity will be experimentally solved to confirm fidelity with designed structure and targeted epitope

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absci | 60

61C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . CASE STUDY A I O p t i m i z a t i o n f o r p H s e n s i t i v i t y

CASE STUDY -AI LEAD OPTIMIZATION for pH SENSITIVITY

AI lead optimization platform for 'smart biologics'

THE CHALLENGE:

The diversity of antibodies is vast, making it impossible for traditional methods to explore effectively.

ABSCI SOLUTION:

Our AI can search a space of ~10^{19}, a million times larger than traditional methods, identifying functional, developable antibodies in one step.


Affinity
Developability
Function

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absci | 62

CASE STUDY - AI LEAD OPTIMIZATION for pH SENSITIVITY

pH sensitivity may reduce toxicity and/or improve efficacy of therapeutic mAbs

TUMOR SPECIFICITY IMPROVES EFFICACY AND REDUCES "ON-TARGET OFF-TUMOR" TOXICITIES


Binding occurs in the acidic pH of the tumor microenvironment
No binding occurs in the neutral pH surrounding healthy cells
H+
H+
H+
H+

DISSOCIATION IN THE ENDOSOME DRIVES ANTIBODY RECYCLING AND EFFICIENT CLEARANCE OF SOLUBLE TARGETS


Binding at physiological pH drives internalization of the immune complex
Dissociation at acidic endosomal pH favors antibody recycling
pH7.4
pH6.0
Sorting endosome
FcRn
Lysosome

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absci | 63

CASE STUDY - AI LEAD OPTIMIZATION for pH SENSITIVITY

Models identify pH sensitive Fab variants from the same lead for either indication

1. Library for model training sampled 60 positions on heavy chain framework and CDRs with up to 7 substitutions biased for ionizable residues (H, K, R, D, E)
2. Library screened for antigen binding at pH 7.4 and pH 5.8
3. Model trained and used to generate antibodies with tuned pH dependency

AI affinity scoring of variants within a large combinatorial space

Lab measured affinities of Fab variants predicted to have tighter **binding at low pH**

Lab measured affinities of Fab variants predicted to have tighter **binding at neutral pH**


Predicted binding score @ pH 5.8
0.032
0.031
0.030
0.029
0.028
0.027
0.026
0.016
0.018
0.020
0.022
Predicted binding score @ pH 7.4
SPR KD (nM) @ pH 5.8
Parental lead
Model prediction
1000
100
10
1
SPR KD (nM) @ pH 7.4
SPR KD (nM) @ pH 5.8
Parental lead
Model prediction
1000
100
10
1
SPR KD (nM) @ pH 7.4

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absci | 64

CASE STUDY - AI LEAD OPTIMIZATION for pH SENSITIVITY

Hits reformatted as mAbs show desired binding profiles


1000
100
10
1
0.1
0.01
SPR K_D 7.4 / 5.8
pH 5.8 not pH 7.4
bind at both
pH 7.4 not pH 5.8
Parental
Modeling Strategy

- AI optimized leads achieves variants with pH sensitive binding up to 100x differential
- pH-sensitive leads had no liabilities for stability, aggregation and polyreactivity[1]
- Model proposed mutations use all 6 ionizing residues in heavy chain CDRs and framework region
- Sequences were proposed from a >10^{13} combinatorial space

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[1] Data provided in appendix

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Summarized platform case studies

DE NOVO DESIGN

de novo design model created molecule binds multiple clades of HIV suggesting successful targeting of the caldera epitope

Represents second disclosed target success for our *de novo* platform in the 2nd half of this year

Absci's *de novo design* platform can successfully address difficult to drug target epitopes

AI OPTIMIZATION

Models identify unseen variants with 10x-20x pH sensitivity in both directions, and up to 100x differential compared to parental molecule after only one round

Designed leads had no liabilities indicating the ability to successfully search a fitness landscape

Absci's lead optimization platform enables molecules with differentiated pharmacology



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Better biologics for patients, faster 67C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D .